STOCK-BASED COMPENSATION	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Share-Based Payment Arrangement [Abstract]
STOCK-BASED COMPENSATION
NOTE 9 – STOCK-BASED COMPENSATION
On June 20, 2023, the Company adopted the Drilling Tools International Corporation 2023 Omnibus Incentive Plan (the 2023 Plan). The 2023 Plan became effective on the closing of the Merger, which also occurred on June 20, 2023. The 2023 Plan provides for the issuance of shares of Common Stock up to ten percent (10%) of the shares of outstanding Common Stock as of the closing of the Merger (which equates to 2,976,854 shares as of June 30, 2023) and automatically increases on the first trading day of each calendar year by the number of shares of Common Stock equal to three percent (3%) of the total number of outstanding Common Stock on the last day of the prior calendar year. The 2023 Plan allows for awards to be issued to employees, non-employee
directors, and consultants in the form of options, stock appreciation rights, restricted shares, restricted stock units, performance based awards, other share-based awards, other cash-based awards, or a combination of the foregoing. As of June 30, 2023, there were 615,132 shares of Common Stock available for issuance under the 2023 Plan.
In connection with the Merger, all outstanding options to purchase shares of DTIH common stock were canceled and exchanged for options to purchase shares of DTIC Common Stock (“Company Options”). The number of Company Options issued and the associated exercise prices were adjusted using the Common Exchange Ratio used for the Merger (see Note 2 -
Merger
). As a result of the Merger, the Company issued options to purchase a total of 2,361,722 shares of the Company’s Common Stock to former holders of the DTIH stock options. The vesting schedules, remaining term, and provisions (other than the adjusted number of underlying shares and exercise prices) of the Company Options issued, are identical to the vesting schedules, remaining term, and other provisions of the DTIH stock options that were exchanged.
The fair value of each stock option award is estimated on the date of grant using a Black-Scholes option valuation model. Expected volatilities are based on comparable public company data. The Company uses future estimated employee termination and forfeiture rates of the options within the valuation model. The expected term of options granted is derived using the “plain vanilla” method due to the lack of history and volume of option activity at the Company. The risk-free rate is based on the approximate U.S. Treasury yield rate in effect at the time of grant. The Company’s calculation of share price involves the use of different valuation techniques, including a combination of an income and market approach. For any grants of stock options subsequent to the

Company being publicly traded, the Company will use the quoted market price as of the grant date as an input into the Black-Scholes model.
Determination of the fair value is a matter of judgment and often involves the use of estimates and assumptions. In June of 2022 and prior to the closing of the Merger, one holder of DTIH stock options elected to net exercise all of such holder’s stock options, resulting in 158,444 shares of DTIH common stock being issued prior to the Merger and subsequently canceled and exchanged for a total of 36,163 shares of DTIC Common Stock as of the date of the Merger.
During the three and six months ended June 30, 2022, there were no options granted, exercised or forfeited.
During the three and six months ended June 30, 2023, the Company recognized $1.7 million of stock-based compensation expense within selling, general, and administrative expense on the unaudited condensed consolidated statements of income and comprehensive income related to the accelerated vesting of an executive’s 534,063 performance-based stock options. The performance conditions were satisfied upon completion of the Merger and all 534,063 performance-based stock options vested on June 20, 2023.
During the three and six months ended June 30, 2023, the Company recognized $2.3 million of stock-based compensation expense within other expense on the unaudited condensed consolidated statements of income and comprehensive income as a result of the issuance of shares in accordance with the TSA with HHLLC (see Note 2 -
Merger
).
During the three and six months ended June 30, 2022, there was no stock-based compensation expense recognized.

NOTE 9 — SHARE-BASED COMPENSATION
The Company’s 2012 Nonqualified Stock Option Plan (the Plan) permitted the grant of share options to its employees for up to 4,555,779 shares of common stock. On September 1, 2013, the Company amended the Plan to permit the grant of share options to its employees for up to 13,000,000 shares of common stock. Under the Plan, option awards are generally granted with an exercise price equal to the market price for the Company’s stock at the date of grant; those option awards generally vest over three years of continuous service with one-third vesting on the first, second, and third anniversaries of the option’s grant date. Those awards which contain performance conditions vest upon satisfaction of such performance conditions. Certain option awards provide for conditional or accelerated vesting if there is a change in control, as defined in the Plan.
The fair value of each option award is estimated on the date of grant using a Black-Scholes option valuation model. Expected volatilities are based on comparable public company data. The Company uses future estimated employee termination and forfeiture rates of the options within the valuation model. The expected term of options granted is derived using the “plain vanilla” method due to the lack of history and volume of option activity at the Company. The risk-free rate is based on the approximate U.S. Treasury yield rate in effect at the time of grant. The Company’s calculation of share price involves the use of different valuation techniques, including a combination of an income and market approach.
Determination of the fair value is a matter of judgment and often involves the use of estimates and assumptions. During the year ended December 31, 2022, there were no options granted, exercised or forfeited. During the year ended December 31, 2021, there were no options granted or exercised.

For the years ended December 31, 2022 and 2021, a summary of option activity under the Plan is presented below (in thousands):

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in Years)	Aggregate Intrinsic Value
OUTSTANDING, December 31, 2020	11,227,890	$1.14	4.44	$12,032
Granted	—	—	—	—
Exercised	—	—	—	—
Forfeited	300,000	$0.22	—	—
OUTSTANDING, December 31, 2021	10,927,890	$1.21	3.60	$11,687

UNVESTED, December 31, 2021	2,340,000	$0.85	5.25	$2,691

EXERCISABLE, December 31, 2021	8,587,890	$1.21	3.14	$8,996

Granted	—	—	—	—
Exercised	—	—	—	—
Forfeited	—	—	—	—
OUTSTANDING, December 31, 2022	10,927,890	$1.21	2.96	$11,687

UNVESTED, December 31, 2022	2,340,000	$0.85	4.25	$2,691

EXERCISABLE, December 31, 2022	8,587,890	$1.21	2.84	$8,996

The aggregate intrinsic value is calculated as the difference between the exercise price and the estimated fair value of the Company’s common stock as of December 31, 2022 and 2021.
Non-vested shares at December 31, 2022 totaled 2,340,000, which consist of performance shares, for which the performance conditions have not been satisfied at December 31, 2022. At December 31, 2022, there was unrecognized compensation expense of approximately $0.3 million related to non-vested share- based compensation arrangements granted under the Plan.
For the years ended December 31, 2022 and 2021, share-based compensation expense charged to operating costs and expenses was nil and approximately $32 thousand, respectively.